                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           -------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   May 12, 1998
                                                   ------------



                          PIMCO ADVISORS HOLDINGS L.P.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


Delaware                          001-9597                 13-3412614
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
of incorporation)                 File Number)             Identification No.)



800 Newport Center Drive, Newport Beach, California 92660
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code    (949) 717-7022
                                                      --------------------------



       Inapplicable
--------------------------------------------------------------------------------
(Former name or former address, if changed, since last report.)


                              Page 1 of 162 Pages
                           Exhibit Index is on Page 4

Item 5.   Other Events.
          ------------

     On May 12, 1998 PIMCO Advisors L.P., a Delaware limited partnership ("PIMCO Advisors") of which PIMCO Advisors Holdings L.P., a Delaware limited partnership (the "Registrant") holds an approximate 43 percent interest, entered into $500,000,000 credit facility consisting of (i) a Long-Term Credit Agreement, dated as of May 12, 1998 (the "Long-Term Credit Agreement") among PIMCO Advisors, NationsBank, N.A. ("Administrative Agent"), Deutsche Bank A.G., New York Branch ("Documentation Agent") Union Bank of California, N.A. and CitiBank, N.A. ("Co-Agents") and the financial institutions whose names are set forth on the signature pages thereof, and (ii) a Short-Term Credit Agreement, dated as of May 12, 1998 (the "Short-Term Credit Agreement") among PIMCO Advisors, the Administrative Agent, the Documentation Agent, the Co-Agents and the financial institutions whose names are set forth on the signature pages thereto.

     The Long-Term Credit Agreement provides for a $250,000,000 five year revolving credit facility. The Short-Term Credit Agreement provides for a $250,000,000 364-day revolving credit facility. Loans under the credit facilities may be Eurodollar Rate Loans or Alternative Base Rate Loans. Eurodollar Rate Loans bear interest at the rate per annum at the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two days prior to the first day of the interest period, plus a margin ranging, with respect to the Long-Term Credit Agreement, 0.25% to 0.425%, and with respect to the Short-Term Credit Agreement, from 0.27% to 0.45%, depending on the amount of leverage maintained by PIMCO Advisors. Alternative Base Rate Loans bear interest at the higher of (i) the prime rate of the Administrative Agent, or (ii) the Federal Funds Effective Rate, plus one-half of one percent.

     PIMCO Advisors intends to use proceeds of loans for acquisitions of other businesses and general working capital purposes. At this time PIMCO Advisors has not drawn funds under the credit facilities.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     Exhibits.
     --------

     Exhibit
     Number         Description
     ------         -----------

      10.1 Long-Term Credit Agreement dated as of May 12, 1998 among PIMCO Advisors L.P., NationsBank, N.A., Deutsche Bank, N.A., New York Branch, Union Bank of California, N.A., CitiBank, N.A. and the financial institutions whose names are set forth on the signature pages thereto.

      10.2 Short-Term Credit Agreement dated as of May 12, 1998 among PIMCO Advisors L.P., NationsBank, N.A., Deutsche Bank, N.A., New York Branch, Union Bank of California, N.A., CitiBank, N.A. and the financial institutions whose names are set forth on the signature pages thereto.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 1998                      PIMCO ADVISORS HOLDINGS L.P.



                                                 /s/ RICHARD M. WEIL
                                         --------------------------------------
                                         Richard M. Weil, Senior Vice President

                               INDEX TO EXHIBITS



                                                             Sequentially
                                                             Numbered
    Exhibit      Description                                 Page
--------------   -----------                                 ------------

    10.1         Long-Term Credit Agreement dated as              5
                 of May 12, 1998 among PIMCO
                 Advisors L.P., NationsBank, N.A.,
                 Deutsche Bank, N.A., Union Bank of
                 California, N.A. and the financial
                 institutions whose names are set forth
                 on the signature pages thereto.

    10.2         Short-Term Credit Agreement dated as            85
                 of May 12, 1998 among PIMCO
                 Advisors L.P., NationsBank, N.A.,
                 Deutsche Bank, N.A., Union Bank of
                 California, N.A. and the financial
                 institutions whose names are set forth
                 on the signature pages thereto.